1st Century Bancshares, Inc.

Alan I. Rothenberg
Chairman and Chief Executive Officer
1st Century Bancshares, Inc.

Jason P. DiNapoli
President and Chief Operating Officer
1st Century Bancshares, Inc.

Safe Harbor Statement

Certain matters discussed in this presentation may constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. You can find many (but not all) of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this presentation. Forward-looking statements are based upon management's current expectations and assumptions and speak only as of the date hereof. The actual results of 1st Century Bancshares, Inc., the Company, may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including but not limited to, the impact of changes in interest rates, a continued decline in economic conditions, increased competition among financial service providers, the Company's ability to attract deposit and loan customers, the quality of the Company's earning assets, government regulations and management's ability to manage the Company's operations. The Company's periodic filings with the U.S. Securities and Exchange Commission discuss the most significant risk factors known to management as of the date of such filings. The Company undertakes no obligation to revise or update any forward-looking statements for any reason.

1st Century Bank

Founded by business people for business people in 2004, 1st Century Bank meets the specific needs of entrepreneurs, professionals, high net worth individuals and small businesses. Our success has been achieved by providing an extraordinary level of personal service and serving as advocates for our clients to meet every day business needs and solve specific business challenges.

"I am the Chairman of 1st Century Bank and I have my direct telephone number and my cell phone number on my business card. We are here for our customers when they need us, any time and any place."

Alan I. Rothenberg, Chairman

1st Century Bank Profile

- **Attractive Market**
  - Headquartered in Century City – West Los Angeles franchise.
  - Primary markets include: Bel Air, Beverly Hills, Brentwood, Century City, Los Angeles, Pacific Palisades, Santa Monica, West Los Angeles, Westwood.
  - Strong demographics; $24 billion in total deposits* in the surrounding five zip codes: 90024; 90025; 90064; 90067 and 90210.



*Source: FDIC as of June 30,2010 computed annually.

1st Century Bank Profile (cont.)

- Building Relationships
  - 1st Century Bank is committed to building long-term relationships by acting as trusted advisors and client advocates.
- Big, Small Bank
  - 1st Century Bank offers its customers big money center banking technologies and services with traditional, small community bank-like relationships that serve specific and unique client needs.
    - Cash Management
    - Remote Deposit Capture
    - 1st Century Bank and Brink's Compusafe ®
- Exceptional Service
  - We provide an extraordinary level of personal service by acting as advocates for our clients to meet every day business needs and solve specific business challenges.

1st Century Bank Strategy

- Capital
  - Maintain peer leading Capital Ratios
  - Twice the regulatory amount that is required
  - Entirely common equity – no TARP, Trust Preferred, convertible or other forms of capital
- Liquidity
  - Continue to improve loan to deposit ratio
  - Securities portfolio remains highly liquid and conservatively invested
  - $66 million in available borrowing capacity through credit facilities
- Reserves and Provisions
  - Early, honest and aggressive approach to problem credits resulting in a strong ALLL
  - No Denial – face difficult times head on and find solutions
  - Disciplined approach to credit management
- Deposits
  - Pure, organic core deposit growth from relationship customers
  - Key to franchise value of 1st Century Bank

1st Century Bank Strategy

- **Earnings**
  - Continued focus on development of long-term customer relationships
  - Successful growth attributed to increasing core deposit franchise by offering safe and sound "home"
  - Aggressive attitude toward credit resolution and charge-offs
- **Regulatory Relations**
  - Strong relationship with the Office of the Comptroller of the Currency, bank's primary regulator
  - Bank holding company, 1st Century Bancshares, Inc. is regulated by the Federal Reserve and SEC
- **Management**
  - Stable and dedicated management team to operate during this challenging time
  - Guidance from experienced group of Directors and strong leadership from Executive Management

2010 Highlights

- Maintained capital ratios more than double the regulatory requirements for "well-capitalized"
- Loan to Deposit ratio improved from 88% at December 31, 2009 to 69% at September 30, 2010
- Maintained strong ratio of allowance for loan loss reserves to total loans at 2.67% as of September 30, 2010
- Maintained well balanced loan portfolio as of September 30, 2010:
  - Commercial & Industrial = 41%
  - Real Estate = 48%
  - Consumer/Other = 11%
- Total Deposits grew from $207 million at December 31, 2009 to $246 million at September 30, 2010, representing an annualized increase of 25%
- Core deposits grew from $134 million at December 31, 2009 to $185 million at September, 2010, representing an annualized increase of 51%
- Total cost of funds for the nine months ended September 30, 2010 was 0.46% compared to peer group* of 0.95%
- Total assets grew from $272 million at December 31, 2009, to $299 million at September 30, 2010
- Share repurchase program was announced in August 2010
  - Purchase up to $2 million of common stock
  - During the three months ended September 30, 2010, 35,480 shares were repurchased at an average price of $3.54

** SNL Financial Data Report (CA banks with assets between $250 to $500 million).*

2010 Highlights (cont.)

($ thousands)	2007	2008	2009	YTD 3Q 2010
Net Interest Income	$ 9,770	$ 11,178	$ 10,423	$ 7,328
Pre-Tax/Pre-Provision Income	$ 1,493	$ 1,700	$ 1,843	$ 598
Net Income (Loss)	$ 2,912	$ (1,517)	$ (7,809)*	$ 398

($ thousands)	As of 12/31/2007	As of 12/31/2008	As of 12/31/2009	As of 09/30/2010
Allowance for Loan Losses	$ 2,369	$ 5,171	$ 5,478	$ 4,519
Gross Loans	$ 172,364	$ 199,983	$ 181,708	$ 169,063
Demand & NOW Deposits	$ 37,617	$ 48,482	$ 87,702	$ 121,076
Total Deposits	$ 161,193	$ 154,287	$ 207,374	$ 245,627

*During 2009, the Company recorded a $3.5 million tax provision in connection with establishing a valuation allowance on its net deferred tax assets.

1st Century Bank Outlook

- Continue to build 1st Century brand and reputation in our attractive core market – West Los Angeles
- Well positioned to endure economic cycle:
  - Build upon growing base of customers with continued focus on entrepreneurs, professionals, high net worth individuals and small businesses
  - Strong capital base to help facilitate lending and strategic opportunities
  - Continue to build core deposits franchise
  - Maintain balanced loan portfolio and manage credit quality
  - Pursue new growth opportunities presented by competitor dislocation

Financial Overview

Well Capitalized

Bank Capital Ratios

(at September 30, 2010)


25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
14.88%
20.95%
22.21%
5%
6%
10%
Tier 1 Leverage Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
% to be categorized as well capitalized

"We have the capital, we have the talent and we have the market to succeed and grow as the economy continues to recover. We have one of the highest capital ratios among banks in Southern California and that positions us very well for the future."

Jason P. DiNapoli, President & COO

Well Capitalized (cont.)



Total Risk-Based Capital Ratio 3rd Quarter 2010*
Selected Los Angeles Area Banks**
1st Century Bank
Private Bank of California***
East West Bank***
California Oaks State Bank***
Mission Valley Bank***
Commonwealth Business..
First California Bank***
Citibank***
California United Bank
Preferred Bank
Bank of America****
JP Morgan Chase***
Wilshire State Bank****
First Private Bank & Trust****
City National Bank****
American Business Bank
Beach Business Bank***
National Bank of California
First Commerce Bank
Comerica Bank****
Union Bank
California Business Bank
Wells Fargo****
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%

*Risk Based Capital Ratio from SNL Financial Data Risk Based Capital Ratio.
**FDIC insured 2005 or earlier.
***TARP recipients from SNL Financial Data TARP Status and Milestone Advisors Data.
****TARP redeemed.

Deposits – Expanding Core Deposit Base

1ST CENTURY BANCSHARES INC
IT IS WHO YOU KNOW

Total Deposits
($millions)

DDA & NOW
4.75-year CAGR = 32.31%
(2005 - 3Q 2010)

Total Deposits
4.75-year CAGR = 19.16%
(2005 - 3Q 2010)



$107
$32
$145
$34
$161
$38
$154
$48
$207
$70
$245
$121
2005
2006
2007
2008
2009
3Q 2010
DDA & NOW
Total Deposits

Deposit Composition
(at September 30, 2010)



Savings & money market deposits 26%
Time 25%
Interest-bearing demand 13%
Non-interest bearing demand 36%

Deposit Trends – Expanding Granularity

Deposit Accounts & Types
& Average Balance/Account
($thousands)



64
197
480
89
260
640
114
319
842
102
367
1,199
145
439
1,710
111
520
2,102
2005
2006
2007
2008
2009
3Q 2010
DDA & NOW
MMA & Savings
Customer CD's

	2005	2006	2007	2008	2009	3Q 2010
*Average Balance per Core Account	$104	$72	$77	$64	$62	$70

- 96% core deposit accounts
- 29% annualized increase in core deposit accounts

*Excludes CD Accounts.

Deposit Growth

Total Deposits
($thousands)



$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2006
2007
2008
2009
3Q 2010
1st Century Bank
Class of 2004*

Non-Interest Bearing Deposits
($thousands)



$100,000
$80,000
$60,000
$40,000
$20,000
$0
2006
2007
2008
2009
3Q 2010
1st Century Bank
Class of 2004*

*Class of 2004: Average of all California banks (10) that opened in 2004, not including 1st Century Bank, N.A.

Deposit Growth (cont.)

Non Interest-Bearing Deposits to Total Deposits


40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
1st Century Bank
CA Peers*

Cost of Funds


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
1st Century Bank
CA Peers*

*SNL Financial Data Report (CA bank with assets between $250 to $500 million).

Deposit Growth (cont.)

	12/31/2007	12/31/2008	12/31/2009	09/30/2010
Total Deposits	$ 161MM	$ 154MM	$ 207MM	$ 246MM
Total Core Deposits (Excluding CD)	$ 90MM	$ 101MM	$ 134MM	$ 185MM
# of Core Accounts	1,161	1,566	2,149	2,622
Average Balance per Core Account	$ 77,405	$ 64,226	$ 62,328	$ 70,476
DDA + NOW Balance	$ 38MM	$ 48MM	$ 88MM	$ 121MM
Net Interest Margin (annualized)	4.51%	4.63%	4.13%	3.73%
Fed Funds Rate	4.25%	0.25%	0.25%	0.25%

Liquidity

Loan to Deposit Ratio



140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
80.65%
88.32%
106.93%
129.62%
87.62%
68.83%
2005
2006
2007
2008
2009
3Q 2010

Liquidity (cont.)



Cash and Cash Equivalents
($thousands)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
Average Cash & Cash Equivalents
Yield on Cash & Cash Equivalents



Net Interest Margins
4.67%
4.35%
4.39%
4.38%
4.21%
4.22%
4.37%
4.45%
4.74%
4.64%
4.32%
4.39%
4.26%
4.08%
3.80%
3.96%
3.80%
3.46%
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
Quarterly Net Interest Margin
Impact of Cash & Cash Equivalents

Asset Base

Total Assets

($millions)

4.75-year CAGR = 13.77%

(2005 – 3Q 2010)



$162
$201
$224
$259
$272
$299
2005
2006
2007
2008
2009
3Q 2010

Asset Composition

(at September 30, 2010)



All other assets 2%
Cash & Cash Equivalents 30%
Loans 55%
Investments 13%

Balanced Loan Portfolio

Gross Loans

($millions)

4.75-year CAGR = 15.28%

(2005 – 3Q 2010)


$86
$128
$172
$200
$182
$169
2005
2006
2007
2008
2009
3Q 2010

Average Loan Size ($thousands)	2005	2006	2007	2008	2009	3Q 2010
	$547	$616	$866	$623	$610	$523

Loan Composition

(at September 30, 2010)


RE Land & Constructio n 7%
Home Equity 9%
Consumer Other 2%
Commercial & Industrial 41%
RE Commercial Mortgages 34%
RE Residential Mortgages 7%

Allowance for Loan Loss to Total Loans



1.34%
1.35%
1.40%
1.37%
1.44%
1.49%
1.75%
2.59%
1.86%
2.14%
1.96%
2.43%
2.09%
2.95%
2.40%
3.01%
2.58%
3.19%
2.71%
2.98%
2.57%
2.67%
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
CA Peers*
1st Century Bank

* *SNL Financial Data Report (CA banks with assets between $250 to $500 million).*

1st Century Bank Earnings



Cumulative Pre-Tax Pre-Provision Comparison
Pre-Tax Pre-Provision ($)
8000
7000
6000
5000
4000
3000
2000
1000
0
1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10
1st Century Bank
Class of 2004*

*Class of 2004: Average of all California banks (10) that opened in 2004, not including 1st Century Bank, N.A.

1st Century Bancshares, Inc.

($ thousands, except share data)	2005	2006	2007	2008	2009	3Q 2010
Total assets	$ 161,635	$ 200,752	$ 223,855	$ 259,354	$ 272,128	$ 298,910
Loans, net(1)	84,988	126,312	169,864	194,785	176,329	164,612
Total deposits	107,090	145,087	161,193	154,287	207,374	245,627
Loan to deposit ratio	80.65%	88.32%	106.93%	129.62%	87.62%	68.83%
Total stockholders' equity	53,116	54,109	58,612	57,048	46,320	47,163
Pre-tax/ pre-provision income (loss) (YTD)	(1,389)	649	1,493	1,700	1,843	598
Income (loss) before income taxes (YTD)	(2,218)	145	792	(2,642)	(4,311)	398
Book value per share	$ 5.47	$ 5.53	$ 5.74	$ 5.70	$ 5.02	$ 5.05

(1) Total gross loans less allowance for loan losses and net unearned fee income.

1st Century Bancshares, Inc.

Why 1st Century Bancshares?

- Attractive market demographics
- Focused growth strategy – entrepreneurs, professionals, high net worth individuals and small businesses
- Strong capital position; capital ratios more than double general regulatory requirements for "well-capitalized" banks
- Strong core deposit base and liquidity position
- Balanced loan portfolio, improving credit quality and strong loan loss reserves
- Well positioned to leverage continued economic recovery and competitor dislocation

Contact Us

Alan I. Rothenberg

Chairman & CEO

arothenberg@1stcenturybank.com

310.270.9501

Jason DiNapoli

President & COO

jdinapoli@1stcenturybank.com

310.270.9505